PROPERTY ________________

                                     LEASE

                                    between

                             FRANK L. PETROLA, M.D.
                                  TOWER REALTY

                                  as Landlord

                                      and

                               RIDER POINT, INC.

                            37 North Avenue, Ste 205
                               Norwalk, CT 06851





                                                         LANDLORD_______________

                                                         TENNANT _______________

                                                               PROPERTY_________


                            BASIC LEASE INFORMATION
                            -----------------------


DATE:            11-23-99
         -----------------------------------------------------------

LANLORD:     Tower Realty. Frank L. Petrola, M.D.

TENNANT:     RIDER POINT INC.
        ------------------------------------------------------------
TRADE NAME:     same
           ---------------------------------------------------------
LEASED PREMISES:     Approximately 2700 square feet
                                   ----
                     Suite or Unit No. IDE
                                       ---
                     Address 500 Market Street
                             ----------------------
                     City     Steubenville
                             ----------------------
                     County   Jefferson
                             ----------------------
                     State of Ohio

LENGTH OF OPTION:  Two year                                   (2 yr.)
                 --------------------------------------------

LEASE COMMENCEMENT DATE:   1-1-2000
                        --------------------------------------------
LEASE EXPIRATION DATE:     1-1-2002
                        --------------------------------------------

RENT:    Two thousand dollars
     ---------------------------------------------------------------
    ( 2000.00 per month)
     --------
               from  01-01 ,  2000 ,  to  01-01  ,   2002 ,
                    -------  ------      --------   ------

---------------------------------------------------------- per month

    (         per month)
     --------
               from        ,       ,  to         ,         ,
                    -------  ------      --------   ------

---------------------------------------------------------- per month

    (         per month)
     --------
               from        ,       ,  to         ,         ,
                    -------  ------      --------   ------

USE: Regional Office
     ---------------------------------------------------------------

LANDLORD'S ADDRESS:   1803 Hamilton Place
                   -------------------------------------------------
                      Steubenville, OH  43952
                   -------------------------------------------------
                   -------------------------------------------------
                   -------------------------------------------------
                   -------------------------------------------------

CC:
                   -------------------------------------------------
                   -------------------------------------------------
                   -------------------------------------------------

RENTAL PAYMENTS TO:
                   -------------------------------------------------
                   -------------------------------------------------
                   -------------------------------------------------

TENANT'S ADDRESS:     37 North Avenue, Ste 205
                   -------------------------------------------------
                      Norwalk, CT  06851
                   -------------------------------------------------
                   -------------------------------------------------

SECURITY DEPOSIT:           Two thousand dollars                     ($2000.00)
                   -------------------------------------------------  --------

INTIALS                                                 LANDLORD
                                                                ------------
                                                        TENANT
                                                                ------------

                                     INDEX
                                     -----

                          ---------------------------

        Basic Lease Information                2

I       Grant and Term                         4

II      Rent                                   4

III     Use of the Premises                    4

IV      Parking                                5

V       Landlord and Tenant Responsibilities   5

VI      Interruption of Utilities              6

VII     Maintenance and Repairs                6

VIII    Alterations and Additions              7

IX      Insurance                              7

X       Destruction of Leased Premises         8

XI      Waiver of Subrogation                  8

XII     Eminent Domain                         8

XIII    Indemnification                        9

XIV     Default                                9

XV      Signs and Advertising                 11

XVI     Late Payment                          11

XVII    Lien on Personalty                    11

XVIII   Access by Landlord                    12

XIX     Assignment and Subletting             12

XX      Notices                               12

XXI     Landlord's Sale                       12

XXII    Deposit                               13

XXIII   Miscellaneous                         13

        Addendum                              17

                                   INTIALS            LANDLORD
                                                                ------------
                                                        TENANT
                                                                ------------

                                    LEASE

This Lease (the "Lease"), made the 23 day of November, 1999, by and between Tower Realty, Frank L. Petrola, M.D., A ("Landlord") and RIDER POINT, INC. ("Tenant").

                           ARTICLE I. GRANT AND TERM

     Section 1.1. Leased Premises. Landlord in consideration of the Rent to be paid and the covenants to be performed by Tenant, does hereby demise and lease unto Tenant, and Tenant hereby rents and hires from Landlord, those certain premises as described in the Basic Lease Information ("Leased Premises") located in the building known as the TOWERS ("Building"), located at 500 Market Street, in the City of Steubenville, County of Jefferson, State of Ohio, ("Property").

     Section 1.2. Term. The term of the Lease ("Term") shall be for Five (5) year commencing at twelve o'clock noon on the 1st day of January, 2000 ("Lease Commencment Day"), and expiring at twelve o'clock noon on the 1st day of January, 2005 unless sooner terminated as hereinafter provided. If Landlord is unable to deliver possession of the Leased Premises to Tenant on the Lease Commencement Date, Tenant's sole right shall be to defer its payment of Rent hereunder until delivery to Tenant of possession of the Leased Premises. If Landlord does not deliver possession of the Leased Premises to Tenant within ninety (90) days after the Lease Commencement Date, Tenant may, at its election exercised by written notice to Landlord given between the ninetieth (90) and ninety-fifth (95) day after the Lease Commencement Date, cancel and terminate this Lease. If Landlord does not deliver possession of the Leased Premises to Tenant within one hundred eighty (180) days after the Lease Commencement Date, Landlord may, at its election exercised by written notice to Tenant within two hundred ten (210) days after the Lease Commencement Date, cancel and terminate this Lease, Landlord shall have no liability to Tenant, its agents, employee or contractors, on account of its failure or inability to deliver possession of the Leased Premises to Tenant.

     Section 1.3. Acceptance of the Premises. Landlord shall not be responsible nor have any liability whatsoever at any time for loss or damage to Tenant's fixtures, equipment or other property of Tenant installed or placed by Tenant on the Leased Premises. By occupying the Leased Premises, Tenant shall be deemed conclusively to have accepted the same and to have acknowledged that the Leased Premises are in good and tenantable condition. Except as set forth in this lease, no representations have been made to Tenant by Landlord, or its agents, with respect to the Leased Premises or their fitness or suitability for Tenant's use.

                                ARTICLE II. RENT

     Tenant hereby covenants and agrees to pay Rent to Landlord for the term hereof in the amount set forth in the Basic Lease Information, without setoff, deduction, notice or demand. All such sums are due and payable in advance, on the first day of each and every calendar month during said Term, at the office of the Landlord as specified in the Basic Lease Information or at such other address or addresses as Landlord may from time to time hereafter determine by notice to the tenant.

                        ARTICLE III. USE OF THE PREMISES

     The premises shall be used and occupied by Tenant (and any permitted subtenants) and Tenant shall use the Leased Premises solely for office use as specified in the Basic Lease Information. Tenant shall not use or occupy the Leased Premises in an unlawful


                                           INITIALS     LANDLORD   ________
                                                        TENANT     ________
on the interior or exterior of the Building.

The tenant, and its employees, patrons and invitees shall have the right to use jointly with other tenants of the building and their employees, patrons, customers and invitees, all sidewalks, hallways, lobbies, elevators, washrooms, and other common facilities situated in or about the building. However, neither the Tenant nor its employees, patrons, or invitees shall use any of the said facilities or common areas in a manner that will obstruct or interfere with the use thereof by others, and Tenant shall cooperate with Landlord therein in seeking to preclude patrons or invitees from using any of the said facilities or common area in a manner that will obstruct or interfere with the use thereof.


                              ARTICLE IV: PARKING

Two free parking spaces.


                ARTICLE V: LANDLORD AND TENANT RESPONSIBILITIES


                                      -NA-














                                           INITIALS     LANDLORD   ________
                                                        TENANT     ________

                      ARTICLE VI. INTERRUPTION OF UTILITIES

Landlord reserves the right to stop the services of any or all of the utilities serving the Premises when, in the Landlord's sole discretion, such stoppage is necessitated by reason of accident, repairs, alterations or improvements, until such accident is corrected or such repairs, alterations or improvements have been completed, and, in such event, Landlord shall not be deemed guilty of a breach of this Lease, nor shall Tenant be entitled to any abatement of its rent obligations under this Lease on account thereof. Landlord does not warrant or guarantee the present or continued availability of any or all of the utility services necessary or desirable for the use of the Premises by Tenant. In no event shall the interruption, diminution or cessation of such availability be constructed as an actual or constructive eviction of Tenant nor shall Tenant be entitled either to any abatement of its rent obligations under this Lease on account thereof, or to assert any claim fro relief against Landlord on account thereof.

                      ARTICLE VII. MAINTENANCE AND REPAIRS

Landlord shall keep the foundation, the outer walls, gutters, down spouts and roof of the Building in good repair; provided that Landlord shall not be obligated to make any repairs occasioned by the act or negligence of Tenant, its employees, agents, servants, customers and other invitees, and provided further that Landlord shall have no obligation to paint, recover or refurbish exterior walls or the interior surfaces of the walls so damaged by Tenant, its employees, agents, servants, customers and other invitees. Owner shall be responsible for all utilities, air conditioning, boiler, heating, hot water tank, and all below ground plumbing.

Tenant shall keep the Leased Premises in a clean, sanitary and safe condition in accordance with all directions, rules and regulations of any health officers, building inspectors or other proper officers of the governmental agencies having jurisdiction. Tenant shall comply with all requirements of law, ordinances and other rules and regulations that affect the Leased Premises. Tenant shall permit no injury to the Leased Premises or the improvements of which they are a part, and Tenant shall, at its own cost and expense, replace with glass of the same quality and damaged or broken glass, or other breakable materials used in any interior windows and doors on the Leased Premises. At the expiration of the term, Tenant shall surrender the Leased Premises broom clean and in as good order as the same are on the Lease Commencement Date, reasonable wear and tear expected.

                     ARTICLE VIII. ALTERATIONS AND ADDITIONS

Tenant shall make no alternation in, or additions or improvements to, said Demised Premises without the written consent of Landlord first had and obtained, which consent will not be unreasonably withheld. Tenant shall indemnify and save harmless Landlord from and against all expense, liens, claims, or damages to either property or person which may or might not arise by reason of such repairs, alternations, improvements or additions. Under no

                                            INITIALS      LANDLORD _____

                                                          TENANT   _____
circumstances shall Tenant commence any such work until Landlord has been provided with certificates evidencing that all contractors and subcontractors performing any work have in force and effect adequate workman's compensation insurance as required by the laws of the State of Ohio, public liability insurance in the same amounts as Tenant is required to carry hereunder, as hereinafter provided, and appropriate builder's risk insurance naming Landlord and Tenant and the holder of any mortgage affecting the Premises as c-insured thereof. Such certificates shall provide that they may not be cancelled without at least ten (10) days prior written notice to Landlord and the holder of any mortgage affecting the Premises.

                              ARTICLE IX. INSURANCE

Section 9.1. Coverage. During the Term thereof, Tenant shall, at its sole cost and expense, maintain the following insurance with respect to the Leased
Premises: (a) standard fire and extended coverage insurance insuring all alterations and additions made by Tenant to the Leased Premises and all of its fixtures, furniture and equipment for the full replacement value thereof on an eighty percent (80%) co-insurance form; and (b) public liability insurance with limits of not less than Five Hundred Thousand Dollars ($500,000.00) per person per bodily injury, Five Hundred Thousand Dollars ($500,000.00) per occurrence bodily injury, and One Hundred Thousand Dollars ($100,000.00) for property damage per occurrence, or a combined single limit of liability of Five Hundred Thousand Dollars ($500,000.00), insuring against claims of any and all personal injury, death or damage occurring in or about the Leased Premises.

Section 9.2. Forms. Each insurance policy shall be issued by any insurance company of recognized standing, authorized to do business in the State of Ohio and satisfactory to the Landlord. The policies required in the above paragraph shall name Landlord and Tenant as parties insured and where applicable be payable to Landlord and Tenant as their interests may appear. If required by Landlord, such policies shall also contain a loss payable endorsement in favor of the holder of any mortgage affecting the Leased Premises. All such policies shall provide that no cancellation or termination thereof or any material modification thereof shall be effective except on thirty (30) days prior written notice to Landlord, and if applicable, said mortgages. At Landlord's request, Tenant will provide to Landlord current certificates of insurance evidencing Tenant's compliance with the terms of this article.

Section 9.3. No Hazardous Materials. Without Landlord's prior written consent, Tenant shall not carry any stock of goods or do anything in or about the Leased Premises which would in any way tend to increase insurance rates or invalidate any policy on the Leased Premises. If Landlord shall consent to such use, Tenant agrees to pay as additional rent any increase in premiums for insurance against loss by standard fire and extended coverage resulting from the business carried on in the Leased Premises by Tenant. If tenant installs any electrical equipment that overloads the power lines to the Leased Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirement of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

                    ARTICLE X. DESTRUCTION OF LEASED PREMISES

In the event the Leased Premises, or any part thereof, shall be destroyed or damaged, and such destruction or damage may reasonably be repaired within ninety
(90) days from the happening of such destruction or damage, Tenant shall not be entitled to surrender possession of the Leased Premises, or any part thereof, nor shall Tenant's liability to pay rent under this Lease cease; but in case of any such destruction or damage, Landlord shall repair the same with all reasonable speed and shall complete such repairs within

                                            INITIALS          LANDLORD   _____
                                                              TENANT     _____
ninety (90) days from the happening of such destruction or damage, subject to delays beyond Landlords reasonable control. If Tenant shall thereby be deprived of the occupancy of any part of the Leased Premises, a proportionate allowance shall be made to Tenant from the Rent, corresponding to the time during which and to the part of the Leased Premises of which Tenant shall be so deprived on account of such destruction or injury or of the making of such repairs. In the event that any destruction or damage cannot reasonably be repaired within ninety
(90) days from the happening of such destruction or damage, either Landlord or Tenant shall have the right to terminate this Lease by giving written notice to the other within thirty (30) days from the happening of such destruction or damage.

                        ARTICLE XI. WAIVER OF SUBROGATION

Landlord and Tenant agree that, if the interests on which they have obtained insurance in connection with this Lease shall be damaged or destroyed during the Term of this Lease by a peril insurable under a standard fire and extended coverage policy and whether or not such damage or destruction was caused by the neglect of the other party, neither party shall have any liability to the other or to any insurer of the other for, or in respect of, such damage or destruction to the extent covered by such insurance; and each party shall require all policies of material damage insurance carried by such party during the Term of the Lease to be endorsed with a provision in and by which the insurer designated therein shall waive its right of subrogation against the other. The waiver of subrogation hereby required shall extend only to the risks insured by the policies required hereby. Each party shall pay its own costs, if any, of securing such an endorsement.

                           ARTICLE XII. EMINENT DOMAIN

Section 12.1. Condemnation of the Leased Premises. If a material part of the Leased Premises shall be taken by any public authority under the power of eminent domain or sold to public authority under threat or in lieu of such a taking, then the Term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent and other charges as may have been paid in advance for a period subsequent to the date of the taking.

Section 12.2. Landlord's and Tenant's Damages. All damages awarded for such taking under the power of eminent domain or sale under threat or in lieu of such a taking, whether for the whole or a part of the Leased Premises, shall belong to and be the property of Landlord, irrespective of whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Leased Premises, and Tenant shall have no claim against either Landlord or the condemning authority with respect thereto; provided, however, that Landlord shall not be entitled to any award specifically designated as compensation for depreciation to, and cost of removal of, Tenants stock and trade fixtures.

                          ARTICLE XIII. INDEMNIFICATION

Landlord shall be indemnified and held harmless by Tenant from any liability for damages to any person or any property in or upon the Leased Premises, including without limitation the personal property of Tenant and its employees, agents, servants, customers or other invitees. Landlord shall further be indemnified and held harmless by Tenant from any loss, cost, damage or expense arising out of any accident or other occurrence due directly or indirectly to the negligence of Tenant, its employees, agents, servants, customers or other invitees. All property kept, stored, or maintained in the Leased Premises shall be so kept, stored, or maintained at the risk of the Tenant only. Landlord, during the Term of this Lease, shall indemnify and save harmless Tenant from any liability for damages arising solely out of the negligence of Landlord. However,

                                            INITIALS          LANDLORD _____
                                                              TENANT   _____

Landlord shall not be responsible to Tenant for, nor required to save Tenant Harmless from, any loss or damage which may be occassional by or through the acts or ommissions of other tenants, invitees or occupants of the Building or the Property of which the hereunder with respect to the repair or maintenance of any portions of the Leased Premises required to be repaired or maintained by repairs or perform such maintenance after due notice in writing and a reasonable opportunity to cure.


                              ARTICLE XIV. DEFAULT


This Lease is made on the condition that, if any one or more of the following events (herein referred to as an "event of default") shall happen:

    (a) Tenant shall default in the timely payment of the Rent, or any other amounts payable hereunder, and such default shall continue for three (3) days after the receipt of written notice from Landlord, or

    (b) Tenant shall neglect or fail to perform or observe any of the other covenants herein contained on Tenant's part to the same within ten (10) days after Landlord shall have given Tenant Written notice specifying such neglect or failure (or within such period, if any, as may be reasonably required to cure such default, if it is of such nature that it cannot be cured within a ten (10) day commenced to effect such cure and shall proceed with due diligence to complete such cure); or

    (c) Tenant shall neglect or fail to perform or observe any of the covenants herein contained (including without limitation the timely payment of the Rent, or any other amounts payable hereunder) three or more times in any twelve-month period, such third occurrence being agreed between Landlord and Tenant to be incurable.

    (d) Tenant shall (i) be adjudicated a bankrupt or insolvent, or (ii) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code (as now or in the future amended), or (iii) make an assignment of its property for the benefit or its creditors;

then in any one or more of such events Landlord shall have the right, at its election, provided Landlord has given prior written notice to Tenant then or at any time thereafter and while such event of default shall continue, either;

    1. In addition to, but without limitation or qualification or, any other right or remedy of the Landlord herein provided, if the Tenant shall default in the performance of any covenant, condition or stipulation contained in this lease, the Landlord may, perform the same for the account of and at the expense of the Tenant, and the amount of the payments made or other expenses incurred by the the Landlord for such purpose shall be forthwith repaid by the Tenant with interest thereon at the rate of ten percent (10%) per annum. Should the Tenant, pursuant to this Paragraph, or any other provision of this Lease, become obligated to reimburse or otherwise pay Landlord any one or more sums of money in addition to the fixed rent, the amount thereof shall be deemed additional rent and may, at the option of the Landlord, be added to any subseqwuent installment of the fixed rent due and payable under the Lease, in which event the Landlord shall have the renedies for the default in the payment thereof

                                   INTIALS            LANDLORD  _________
                                                        TENANT  _________

Provided herein.

     2. To give Tenant written notice of intention to terminate this Lease on the date of such given notice or any later date specified therein, and on such specified date Tenant's right to possession of the Leased Premises shall cease and this Lease shall thereupon be terminated; or

     3. To re-enter and take possession of the Leased Premises, or any part thereof, and repossess the same as Landlord's former estate, and expel Tenant and those claiming possession by, through or under Tenant; and remove the effects of both or either (forcibly. If necessary) without prejudice to any remedies for arrears of Rent or preceding breach of covenants. Should Landlord elect to re-enter as provided in this clause (3). Or should Landlord take possession pursuant to any notice provided by law, Landlord may, from time to time, Without terminating this Lease, relet the Leased Premises or any part thereof for such Term or terms, and at such Rent or Landlord may deam advisable. With the right to make alterations and repairs to the Leased Premises, No such re-entry or talking or possession of the Leased Premises by Landlord shall be construed as an election Landlord's part to terminate this Lease, unless the termination thereof be decreed by a court of competent jurisdiction.

In the event Landlord does not elect to terminate this Lease, but on the contrary, elects to take possession, then such repossession shall not relieve Tenant of its obligation and liability under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord as current liquidated damages;

     (a) The Rent and other sums herein before provided, which would be payable hereunder if such repossession had not occurred; less

     (b) The net proceeds, if any, of any reletting to the Leased Premises after deduction all of the Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, necessary alternation costs and expenses of preparation for such reletting.

Tenant shall pay such current damages to Landlord on the days on which the Rent would have been payable hereunder if possession had not been retaken, and Landlord shall be entitled to receive the required to commence any action or proceeding to collect the foregoing amounts, or to enforce any other obligation of Tenant under this Lease, Landlord shall be entitled to a reimbursement of all cost and expenses incurred in said matter, including reasonable attorney's fees.

If this Lease is terminated by Landlord by reason fo any default by Tenant, Landlord shall be entitled to recover from Tenant the worth at the time fo such termination of the excess, if any, of the Rent reserved in this Lease for the balance of the Term hereof over the deducting all of the Landlord's expenses in connection with such reletting of the Leased Premises after deductiong all of the Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, necessary alteration costs and expenses of preparation for such reletting, which amount shall immediately be due and payable by Tenant to Landlord.

In the event that Landlord commences summary proceedings in the


                                    INITIALS         LANDLORD _________
                                                     TENANT   _________
nature of a forcible entry and detainer or unlawful detention for non-payment of Rent, additional rent, or the Tenant's failure to perform its other obligations hereunder, Tenant agrees not to interpose any counterclaim of any nature whatsoever in such proceedings; provided, Tenant does not waive its right to assert any claim in a separate action brought by Tenant.

                       ARTICLE XV. SIGNS AND ADVERTISING

The Tenant may place its professional interior signage on the main floors, doorways and any other place upon notification to the Landlord.

                           ARTICLE XVI. LATE PAYMENT

The Tenant will not be charged any late Rent fees due to processing of payments through the County Auditor's Office.

                        ARTICLE XVII. LIEN OF PERSONALTY

Subject to any purchase money security interest on such items, Landlord is hereby given a lien upon any and all furniture, fixtures and equipment belonging to Tenant and use at, in or upon the Premises, whether acquired by Tenant before or after execution of this Lease, to secure the due payment of Rent and other liabilities of Tenant hereunder. Upon failure of Tenant to pay any part of such Rent or other liability and after due notice as required hereinabove, Landlord without further notice of demand may possess and sell such property at public or private sale (and Landlord may be a purchaser at such sale) and otherwise avail itself of all rights and remedies then available under the Uniform Commercial Code as enacted in the State of Ohio. To accomplish the foregoing, Tenant agrees, at the request of Landlord, to execute and deliver to Landlord a security agreement and financing statement.

                       ARTICLE XVIII. ACCESS BY LANDLORD

Landlord reserves the right to enter the Leased Premises at all reasonable times for the purpose of examining, repairing and protecting the Leased Premises and to enter the Leased Premises to exhibit the same for lease during times other than Tenant's normal business hours. The rights granted to the Landlord pursuant to this Section, shall not require Landlord to make any repairs to the Leased Premises other than those herein specifically agreed to be made by Landlord nor otherwise extend any of Landlord's other obligations.

                     ARTICLE XIX. ASSIGNMENT AND SUBLETTING

Tenant shall not assign, sell, pledge, mortgage, encumber or in any manner transfer this Lease or any interest therein, nor sublet the Leased Premises or any part or parts thereof, nor permit occupancy of the Leased Premises or any part or parts thereof, by anyone with, through or under it. Any purported assignment, sale, pledge, mortgage, encumbrance, transfer or subletting shall be null and void and shall be a default hereunder.

A transfer of fifty percent (50%) or more of the voting stock of Tenant (if Tenant is a corporation) or a transfer of fifty percent (50%) or more of the interests in profits or losses of Tenant (if Tenant is a partnership) shall be deemed as assignment for purposes of this Lease.

                              ARTICLE XX. NOTICES

All notices to be given hereunder by either of the Parties shall be in writing. Any notice may be served by Landlord upon Tenant personally by delivering the same to any employee of Tenant at the Leased Premises; an officer of Tenant, if Tenant is a corporation; to a general partner of Tenant, if Tenant is a general or limited

                                           INITIALS     LANDLORD   ________
                                                        TENANT     ________
partnership; or Tenant directly, if Tenant is an individual. Any notice shall be deemed duly served by Landlord upon Tenant if mailed by registered or certified mail, return receipt requested, with postage prepaid, addressed to Tenant at the Tenant's address as shown in the Basic Lease Information of this Lease or at the address of the Leased Premises. Any notice may be served by Tenant by mailing the same to Landlord, by registered or certified mail, return receipt requested, with postage prepaid, addressed to Landlord at the Landlord's address as shown in the Basic Lease Information of this Lease. Either party may change the address to which notices may be sent by delivering a copy thereof to the other party in the manner aforesaid. If services shall be made by registered or certified, mail, such service shall be complete as of the next day following the mailing of such notice in the manner aforesaid.

                          ARTICLE XXI. LANDLORD'S SALE

In the event of any sale or lease of the Premises, or real property of which the Premises are a part, by Landlord, including sales by foreclosure or a deed in lieu thereof, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act or omission occurring after the consummation of the sale or lease; and the purchaser or lessee shall, during the period of its ownership of lease term, be deemed without any further agreement between the parties to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease. All subsequent purchasers or leasees shall similarly be freed and relieved of all liability hereunder subsequent to the date of such sale or lease by them. In the event of any such sale or lease, Tenant agrees to attorn to and become Tenant of Landlord's successor-in-interest.

                             ARTICLE XXII. DEPOSIT

Concurrently with the execution of this Lease, Tenant has deposited with Landlord, and will keep on deposit at all times during the Term, a Security Deposit as specified in the Basic Lease Information, the receipt of which is hereby acknowledged, as security for the payment by Tenant of the Rent herein agreed to be paid and for the faithful performance of all the terms, conditions and covenants thereof. If, at any time during the Term, Tenant shall be in default in the performance of any provision of this Lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any Rent in default as aforesaid, in reimbursement of any expenses incurred by Landlord in payment of any damages incurred by Landlord by reason of Tenant's default, or at the option of Landlord, the same may be retained by Landlord. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount of cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized for said purposes, shall be refunded to Tenant, without interest, upon full performance of this Lease by Tenant. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Leased Premises in the event such interest is sold and, thereupon, Landlord shall be discharged from further liability with respect to such deposit. Said deposit shall not be considered as liquidated damages, and, if claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such claims.

                          ARTICLE XXIII. MISCELLANEOUS

Section 23.1. Amendments or Modifications. No amendment or modification of this Lease or any approvals or permissions of Landlord required under this Lease shall be valid or binding unless reduced in writing and executed by the parties hereto in the same manner as the execution of this Lease.

                                           INITIALS     LANDLORD   ________
                                                        TENANT     ________

Section 23.2. Non-waiver. No waiver of a condition or covenant of this Lease by either party hereto shall be deemed to imply or constitute a further waiver by such party of the same of any other condition or covenant. No act or thing done by Landlord or Landlord's agents during the Tem hereof shall be deemed an acceptance or surrender of the Leased Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. The delivery of Tenant's keys to any employee or agent of Landlord shall not constitute a termination of this Lease unless a written agreement has been entered into with Landlord to this effect. No payment by Tenant, nor receipt by Landlord, of a lesser amount than the Rent or other charges herein stipulated shall be deemed to be other than on an account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as Rent, be deemed as accord and satisfaction, and Landlord shall accept such a check for payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord. If this Lease be assigned, or if the Leased Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect Rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of the assignee, sub-tenant or occupant as tenant, or a release of Tenant from the complete performance by Tenant of the covenants herein contained on the part of the Tenant to be performed.

Section 23.3. Holding Over. In the event that Tenant remains in possession after the expiration of this Lease, without execution of a new lease, Tenant shall be deemed to occupy the Leased Premises as a Tenant from month-to-month at Tent twice the amount due for the last month of the term hereof, and subject to all conditions, provisions and obligations set forth herein insofar as the same are applicable to a month-to-month tenancy.

Section 23.4. No Warranties. Tenant agrees that no representations or warranties, either express or implied, have been made with reference to the condition of the Leased Premises or their fitness for the use for any purpose whatsoever, and that Landlord shall not be liable for any use to which the Leased Premises are put or any damage either to person or property because of any injury, loss of life, loss or damage to or total destruction of merchandise or property resulting from such use.

Section 23.5. Rules. Landlord reserves the right to make such other further reasonable rules and regulations which may be needed for the safety, care, and cleanliness of the Leased Premises which shall be binding upon the parties hereto as if inserted herein at the time of the execution of this Lease.

Section 23.6. Binding Effect. Subject to the provision hereof, the benefits of this Lease and the burdens hereunder shall respectively insure to and be binding upon the heirs, successors, personal representatives and assigns of the parties.

Section 23.7. Force Majeure. Whenever a period of time is herein provided for either party to do or perform any ct or thing, there shall be excluded from the computation of such period of time any delays due to strikes, riots, acts of God, shortages of labor or any cause or causes, whether or not similar to those enumerated, beyond the parties reasonable control or the reasonable control of their agents, servants, employees and any contractor engaged by them to perform work in connection with this Lease.

Section 23.8. Entire Agreement. This Lease contains the entire agreement between the parties. Any agreement hereafter or heretofore made shall operate to change, modify, terminate or discharge this Lease, in whole or in part, unless such agreement is in writing and signed by each of the parties hereto except for Exhibit A.

                                    INITIALS                  LANDLORD  _____
                                                              TENANT    _____

Section 23.9. Unenforceability. If any clause or provision of this Lease is found by a court of competent jurisdiction illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible and be legal. valid and enforceable.

Section 23.10 Joint and Several Liability. If the term "Tenant" refers to more than one corporation, association, trust, partnership, individual or entity, their liability hereunder shall be joint and several.

Section 23.11. Quiet Enjoyment. So long as Tenant is not in default hereunder, Landlord shall assure Tenant quiet enjoyment of the Premises.

Section 23.12 Authority. The signatory on behalf of Tenant warrants its. Authority to do so. And warrants further that entry into this Lease has been properly authorized pursuant to Tenant's constituent documents.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

SIGNED AND ACKNOWLEDGED                 LANDLORD
IN THE PRESENCEOF:

----------------------------            By: -----------------------------------
----------------------------            Its: ----------------------------------
----------------------------            Date: ---------------------------------

STATE OF__________________:
                                        SS
COUNTY OF________________:


The foregoing instrument was acknowledged before me this_____day of ___________, 19_____, by ____________________, as ______________________________on behalf of
______________


------------------------            ------------------------
Notary Public                        My Commission expires


SIGNED AND ACKNOWLEDGED                     TENANT
IN THE PRESENCEOF:


----------------------------        By: ------------------------------------
----------------------------        Its: -----------------------------------
----------------------------        Date: ----------------------------------

STATE OF__________________:
                                        SS
COUNTY OF________________:


The foregoing instrument was acknowledged before me this_____day of ___________, 19_____, by _____________________, as ____________________________on behalf of
______________


------------------------            ------------------------
Notary Public                         My Commission expires



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